Exhibit 99.1

InvestorPresentation First Quarter 2016

Forward Looking Statements and Non GAAP Measures Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integrations, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. 2

South State Corporation: SSB •!• Deposits - $7.2 Billion •!• Loans - $6.1 Billion ••• Assets - $8.7 Billion $ SOUTH STATE CORPORATION I < < r 1

Market Performance Since 2009 350.0 300.0 15 8.7% 250.0 13 2 .0% 200.0 7 0 .9% 150.0 13 .8% 100.0 50.0 0.0 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 SSB Total Return SSB SNL Southeast U.S. Bank KRX 4 See endnotes (1)

How We Operate the Company Leadership $ SOUTH STATE CORPORATION

1st Quarter 2016 Highlights  Operating Earnings of $25.0 million  $1.04 per diluted share  Operating Return on Average Assets 1.18%  Operating Return on Average Tangible Equity 15.36%  Cash dividend of $0.30 per common share  Net Income of $24.5 million, $1.01 per diluted share 6

1st Quarter 2016 Highlights  Net Loan Growth – 10.7% Annualized   Non-Acquired Loan Growth - $252 million, Outpaced Acquired run-off by $160 million 24% annualized  Non-Interest Bearing DDA Growth  Increased $44 million to over $2 billion  Continued Asset Quality improvement   NPA’s/ Assets Non-Acquired 0.58% 0.09% Net Charge-offs 7

1st Quarter 2016 Highlights  Margin up 5 bp to 4.37%  Net Interest Income increase of $170 quarter thousand linked  Non Interest Income (operating): —Fees on Deposit Accounts —MortgageBanking —Wealth Management —Amortization of $ 29.9 20.1 million 4.2 4.8 (1.5) FDIC Indemnification Asset 8

Net Interest Margin $85.0 $81.0 5.00% $80.0 $80.2 $80.0 $80.1 $75.0 $70.0 4.50% 4.32% 4.29% $65.0 4.24% $60.0 4.00% $55.0 $50.0 3.50% $45.0 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 NIM includes Amortization of Indemnification Asset Net Interest Income includes Amortization of IA Net Interest Margin Net Interest Income See Endnotes (2) 9 In Millions $82.3$83.0$81.4$81.6 $77.8$81.1 4.78%4.75% 4.58% 4.63% 4.52% 4.41% 4.37%

Average Interest Earning Assets Quarterly Averages in millions 10 Assets 12/31/ 2015 3/31/2016 Net Change Short-Term Investments $690 $475 $(215) Investment Securities 944 1,022 78 Loans - Acquired 1,825 1,736 (89) Loans - Non-Acquired 4,080 4,331 251 Total Loans $5,905 $6,066 $162 Loans Held for Sale 40 34 (7) Total Interest Earning Assets $7,579 $7,597 $19

Branch Network 11 See Endnotes (3) Total branches 12/31/2009 48 Acquired 135 Consolidated or sold (66) Total projected branches 12/31/2016 117 Average deposits per branch (in millions) Pro-forma for branch consolidations and sales 6/30/2009 $46.0 6/30/2015 65.5

Efficiency Ratio 70.0% 64.4% 65.0% 64.2% 64.1% 60.0% 55.0% 50.0% 1Q 2015 Efficiency Ratio 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Operating Efficiency Ratio (excluding one-time costs) See Endnotes (4) 12 65.1% 65.1% 63.2% 61.7% 62.7% 63.2% 61.2%

Operating Earnings Per Share $ 5.00 4.50 4.00 3.50 3.00 2.50 2.00 1.50 1.00 0.50 0.00 2011 2012 2013 2014 2015 2016 YTD See Endnotes (5) 13 $4.31 $3.75 $1.04 $3.16 $2.49 $1.05

Capital Adequacy 15.0% 13.2% 13.0% 12.4% 11.6% 11.7% 12.0% 11.0% 9.4% 9.4% 8.6% 9.0% 8.4% 6.0% 3.0% 0.0% Tangible Common Equity/Assets Leverage Ratio CET 1 Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio South State Corporation (3/31/2016) KRX Median (12/31/2015) 14 See endnotes (6)

Asset Quality 3.00% 2.50% 5.00% 2.68% 4.13% 4.00% 1.70% 2.00% 1.50% 1.00% 0.50% 0.00% 2.50% 3.00% 2.00% 1.36% 0.74% 0.63% 1.02% 0.63% 0.58% 0.38% 0.38% 1.00% 0.00% 2011 2012 2013 2014 2015 1Q16 2011 2012 2013 2014 2015 1Q16 1.12% 182.6% 181.8% 200% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 150% 121.1% 0.73% 81.2% 100% 71.5% 0.41% 64.2% 50% 0.16% 0.09% 0.09% 0% 2011 2012 2013 2014 2015 1Q16 2011 2012 2013 2014 2015 1Q16 15 See endnotes (7) NCOs / Average Loans ALLL / NPLs NPAs / Assets NPLs / Loans

Common Stock Dividends $0.98 $ 1.00 $0.82 $0.74 $0.69 0.80 $0.68 $0.58 0.60 $0.30 0.40 0.20 $0.28 0.00 2011 2012 2013 2014 2015 2016 YTD Dividend per Common Share 2Q16 Dividend Declared 16 See endnotes (8)

Tangible Book Value + Cumulative Dividends TOTAL RETURN 299% $ 50.00 40.00 30.00 20.00 $16.08 $9.91 10.00 0.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 201020112012201320142015 1Q 16 17 $39.55 $26.60

Loan Portfolio Mix $6,168 $ 7,000 $6,008 $5,698 $5,723 6,000 $999 $1,050 $1,328 $1,601 5,000 $696 $738 $3,631 $73 $987 $927 4,000 $1,232 3,000 $4,473 $4,221 2,000 $3,468 $2,865 $2,571 1,000 0 2012 2013 2014 2015 1Q 16 Non Acquired Acquired Impaired Acquired Non Impaired 18 See endnotes (9) In Millions 1Q 2016 Net loan growth 11% annualized

Total Loans by Type Other income producing property 5% Other 1% Cons non RE 8% Const/ land dev 8% Comml non-owner occ 11% Linked Quarter Net Growth  Const & Land Dev 36% C&I 10%  C & I 29 Total Loans $6,168  Comml Nonowner Occ 16 Comml owner occupied 20% Consumer owner occ 28% Hoe equity l ns 9% 19 In millions

CRE Concentration Capacity Dollars in billions See endnotes (10) 20 March 31, 2016 Regulatory Guideline Remaining Balance % of RBC Balance % of RBC CRE $1.2 151% $2.4 300% $1.2 Construction Land & Development $0.5 64% $0.8 100% $0.3

Total Loans by Market Linked Quarter Net Growth Other 9% Coastal 12%  Upstate SC 20% Upstate SC 17% Charleston 20%  Georgia 18 Georgia 14%  Charlotte 17 Charlotte 12%  Inland SC 6 Inland SC 16%  Charleston 4 21

Wealth Management Assets Under Management or Care in millions Total Noninterest Income in thousands 2012 2012 2013 2013 ,406 2014 2014 $3,828 $18,344 2015 2015 $3,940 $20,117 1Q16 YTD 1Q16 YTD $3,969    800+ Relationships 19,000+ Retail investment accounts 80+ Team members 22 See endnotes (11) $6,360 $12,661 $4,788 $1,620 $3

Mortgage Mortgage Production in millions Mortgage Banking Noninterest Income in thousands 2012 2013 2014 2015 1Q16 YTD 2012 2013 2014 2015 1Q16 YTD $2,198 668 0 $21,761 Solid Foundation     Mortgage Market Share - #2 in South Carolina Retail Mortgage: 70 originators (10 new in 2015) Exited Wholesale Mortgage on October 1st Servicing Portfolio: $2.6 Billion 23 See endnotes (12) $12,545 $9,149 $16,17 $4,198 $1, $1,195 $1,379 $287

Supplemental

Loan Portfolio Mix - 1Q 2016 $4,473 $1,695 4% 9% 9% 10% $6,168 8% 100% 10% 12% 11% 80% 20% 24% 60% 15% 16% 54% 40% 37% 31% 20% 13% 9% 7% 0% Non Acquired Acquired Total 25 In millions

Loan Portfolio Mix Trend $3,631 $5,698 $5,723 $6,008 $6,168 100% 8% 11% 8% 10% 8% 10% 8% 11% 11% 14% 80% 20% 20% 20% 20% 27% 60% 14% 14% 14% 15% 18% 40% 38% 39% 38% 37% 20% 26% 10% 9% 9% 9% 4% 2012 0% 2013 2014 2015 1Q16 26 In millions

Transaction Deposit Mix Account Balance in Millions Number of Accounts 109,822 accounts Interest Bearing 29% Interest Bearing $1,711 Non-Interest Bearing $2,021 Non-Interest Bearing 71% 263,230 accounts 27 See endnotes (13) Online Banking~ 196,000 users Mobile App users~97,000 users (12% increase annualized) Mobile Deposits (monthly)~34,000 transactions (147% increase annualized)

Investment Portfolio Mix State & Municipal-HTM 1% U.S. Agency/G Debentu es 13% State & Municipal AFS 12% SBA 3% Total Carrying Value $982 Million Agency Mortgage-Backed Securities 71% 28 See endnotes (14) Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.48% Weighted Average Life 3.30 years Modified Duration 3.06 years

Revenue Diversification Other 7% 23% 24% 26% 26% 28% 28% Trust & Investment Services 15% 2016 YTD Fee Income $31 Million Mortgage Banking 14% 76% 77% 74% 74% 72% 72% Deposit Accounts 64% 2011 2012 2013 2014 2015 1Q16 Net Interest Income Noninterest Income 29 See endnotes (15)

M&A History and Asset Growth 2010 2011 2012 2013 2015 2014 Peoples Bancorporation $546 MM Apr 24,2012 ersham First Financial Holdings, Inc. $3.2 Bn July 26, 2013 Bank $360 MM Community Bank & Trust $1.0 Bn Jan 29, 2010 Bank of America Branch Acquisition $438 MM August 21, 2015 Feb 18, 2011 BankMeridian, National Association $234 MM Jul 29, 2011 Savannah Bancorp, Inc $950 MM Dec 13,2012 $8.7 Bn $7.8 Bn $3.6 Bn $3.9 Bn $5.1 Bn $7.9 Bn 30 Hab

Market Share Market share (county) - #1 to#S c::::J Greater than #5 $ See endnotes (16) SOUTH STATE CORPORATION 31

South Carolina Market Share • #1 exporter of passenger motor vehicles, tires, lawn mowers, and ball and roller bearings • #1 among states for attracting jobs from foreign investment, per capita, in three of the past four years • Set a record for six consecutive years for export sales, worth $30.9 billion in 2015 32 See endnotes (16) 1 Wells Fargo 19.9% 2 Bank of America 14.7 3 BB&T 10.3 4 First Citizens 9.0 5 South State Bank 7.3 6 TD Bank 4.9 7 Synovus 3.9 8 SunTrust 3.3 9 United Community 1.9 10 BNC 1.5 Total$75.1 Billion100%

South Carolina Market Share Charleston MSA Columbia MSA Greenville MSA 33 See endnotes (16) 1 Wells Fargo 18.1% 2 Bank of America 13.7 3 BB&T 11.6 4 TD Bank 9.6 5 SunTrust 6.0 6 South State Bank 5.3 7 First Citizens 5.2 8 United Community 4.6 9 Southern First 4.2 10 Travelers Rest 3.3 Total$14.8 Billion100% 1 Bank of America 28.9% 2 Wells Fargo 28.5 3 BB&T 12.1 4 First Citizens 9.3 5 Synovus 5.1 6 TD Bank 3.5 7 South State Bank 2.7 8 First Community 2.5 9 First Palmetto 1.5 10 Southern First 1.0 Total$17.6 Billion100% 1 Wells Fargo 24.8% 2 Bank of America 14.4 3 South State Bank 13.4 4 First Citizens 6.8 5 Synovus 6.2 6 BB&T 5.8 7 BNC 5.5 8 Carolina Financial 4.6 9 SunTrust 3.0 10 Bank of SC 2.9 Total$11.3 Billion100%

South Carolina Market Share Hilton Head MSA Orangeburg MSA Georgetown MSA Florence MSA Greenwood MSA Sumter MSA 34 See endnotes (16) 1 Synovus 31.6% 2 Wells Fargo 22.0 3 BB&T 16.5 4 First Citizens 16.1 5 South State Bank 8.0 Total$852 Million100% 1 Countybank 22.0% 2 Wells Fargo 17.6 3 Park Sterling 17.3 4 First Citizens 12.7 5 South State Bank 11.6 Total$1.1 Billion100% 1 Wells Fargo 25.0% 2 South State Bank 14.4 3 First Citizens 12.5 4 BB&T 10.4 5 First Carolina 7.6 Total$2.8 Billion100% 1 South State Bank 17.0% 2 Wells Fargo 16.1 3 TD Bank 14.3 4 BB&T 11.5 5 Bank of America 10.0 Total$1.3 Billion100% 1 South State Bank 49.2% 2 First Citizens 25.1 3 FMB of SC 9.0 4 BB&T 7.0 5 First National 5.2 Total$935 Million100% 1 Wells Fargo 17.4% 2 South State Bank 15.4 3 Bank of America 12.7 4 BB&T 8.4 5 CoastalSouth 8.2 Total$4.0 Billion100%

Georgia Market Share Athens-Gainesville MSA Savannah MSA Cornelia MSA 35 See endnotes (16) 1 South State Bank 39.6% 2 United Community 22.2 3 Regions Bank 13.4 4 Bank of the Ozarks 11.9 5 Southern B & T 11.3 Total$799 Million100% 1 SunTrust 27.1% 2 Wells Fargo 18.1 3 Bank of America 14.8 4 South State Bank 8.5 5 BB&T 6.6 6 Ameris Bank 5.8 7 FCB Financial 4.7 8 Synovus 3.7 9 Renasant 2.1 10 United Community 1.7 Total$6.5 Billion100% 1 Wells Fargo 12.9% 2 Synovus 12.4 3 SunTrust 11.6 4 Bank of America 9.6 15 South State Bank 1.5 Total$6.7 Billion100%

North Carolina Market Share Charlotte MSA Wilmington MSA 36 See endnotes (16) 1 Bank of America 73.7% 2 Wells Fargo 17.1 3 BB&T 2.7 4 Fifth Third 1.1 5 First Citizens 1.0 6 SunTrust 0.6 7 Park Sterling 0.4 8 Yadkin Bank 0.4 9 Capital Bank 0.3 12 South State Bank 0.2 Total$216 Billion100% 1 Wells Fargo 19.8% 2 BB&T 15.1 3 Live Oak Bank 14.6 4 First Citizens 12.6 5 Bank of America 8.8 6 Yadkin 7.1 7 PNC 5.7 8 SunTrust 4.1 9 TD Bank 3.2 10 South State Bank 2.7 Total$5.1 Billion100%

Migration Trends by State Highest rates of net migration per 1,000 residents Florida 16.5 North Dakota .7 Nevada Colorado South Carolina 37 See endnotes (17) 15 13.0 12.5 10.8

Demographic Highlights MSA Population Growth Projected Change 2016-2021 Myrtle Beach Charleston Hilton Head Charlotte Wilmington Savannah Greenville Columbia US 9.50% 8.47% 8.47% 7.01% 6.91% 6.91% 5.70% 5.25% 3.69% State Population Growth Projected Change 2016-2021 SC 5.40% Ranks #10 NC 3% Ranks #14 GA 4% Ranks #15 US 38 See endnotes (18) 4.9 4.8 3.69%

Economic Highlights NORTH CAROLINA SOUTH CAROLINA Florence Columbia Greenville Gainesville Wilmington Athens Atlanta Myrtle Beach Georgetown Charleston GEORGIA Hilton Head Island Savannah 39 Population Growth Projected Change 2016-2021 5.66% 3.69%

Unemployment Data 14% 12 10 8 5.7% 5.5 5.5 5.0 6 4 2 - National - North Carolina - south Carolina - Georgia $ 40 See endnotes (19) SOUTH STATE CORPORATION

Average Household Income $ 41 See endnotes (20)

Analyst Coverage 42 FIG Partners Keefe, Bruyette & Woods NAB Research LLC Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey

Endnotes

1. Source: SNL Financial. SNL Southeast U.S. Bank index includes all major exchange traded banks headquartered in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV. The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small cap banking institutions in the U.S. and is calculated using an equal-weighted method. Total return includes reinvestment of dividends. Price performance shown from 12/31/09 through 3/31/16.
2. Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance.
3. FDIC deposits as of 6/30/2009 and 6/30/2015. 2015 deposits adjusted for Bank of America branch acquisition ($438 million) and sale of Loris and Little River branches ($27 million).
4. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss).
   Operating efficiency ratio = same as above except excludes one-time items from NIE.
5. Excludes one-time items.
6. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. SSB credit quality ratios exclude acquired loans.
7. NPLs / Loans = Non-acquired & Acquired non-credit impaired NPLs / Total Loans. NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. ALLL / NPLs include Non-acquired only. NCOs / Average Loans include Non-acquired only.
8. Dividend paid for 158 consecutive quarters since 1976. Prior to 1976, dividends were paid semi-annually. 2Q 2016 dividend declared 4/21/2016, with a record date of 5/13/2016, and payable 5/20/2016.
9. Acquired loans are net of purchase accounting adjustments.
10. Concentration limits calculated with bank level RBC.
11. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions.
12. Source: SNL Financial, 2014 Operating Company Mortgage Origination Market Share
13. Includes DDA's, NOW's, IOLTA's, and 1031 exchange deposits.
14. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries.
15. Total Income= Net Interest Income + Noninterest Income excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB.
16. Source: SNL pro-forma deposit data as of June 30, 2015
17. Source: U.S. Census Bureau as reported by The Wall Street Journal. Net migration is net domestic migration plus net international migration. The net migration rate expresses net migration during a specified time period as a proportion of an area's population at the midpoint of the time period. Rates are expressed per 1,000 population.
18. Source: SNL Financial
19. Source: U.S. Department of Labor seasonally adjusted unemployment rate
20. Source: SNL, Projected 2016

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SOUTH STATE CORPORATION

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions 44 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com

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